UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2018

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001‑32663	86-0812139
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20880 Stone Oak Pkwy
San Antonio, Texas 78258
(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 832-3700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 7.01    Regulation FD Disclosure

This Current Report on Form 8-K is being filed solely to comply with Section 4.03(a)(3) of the Indenture, dated as of December 16, 2015, among Clear Channel International B.V. (“CCIBV”), a subsidiary of Clear Channel Outdoor Holdings, Inc. (“CCOH”), the guarantors party thereto, and U.S. Bank National Association, as trustee (the “Trustee”), paying agent, registrar, authentication agent and transfer agent (the “Indenture”). The Indenture governs CCIBV’s 8.75% senior notes due 2020 (the “Notes”). Pursuant to Section 4.03(a)(3) of the Indenture, CCIBV is required to furnish to the holders of the Notes or the Trustee, no later than 15 days after the occurrence of certain events, substantially the information required by Form 8-K with respect to such events. CCIBV may satisfy this requirement by CCOH furnishing such information with the SEC on Form 8-K.
On July 26, 2018, CCI BV's management concluded that CCIBV’s audited consolidated financial statements for the years ended December 31, 2017 and 2016 and CCI BV’s interim unaudited consolidated financial statements for the three and six months ended June 30, 2017 (the “Restatement Periods”), can no longer be relied upon. CCIBV's management discussed the matters described below with Ernst & Young, LLP, CCIBV’s independent auditor.
As previously disclosed, during the three months ended June 30, 2018, CCIBV identified misstatements associated with VAT obligations related to its subsidiary in Italy. Upon identification of these misstatements, CCIBV undertook certain procedures, including a forensic investigation, which is ongoing. In addition, CCIBV voluntarily disclosed the matter and preliminary findings to the Italian tax authorities in order to commence a discussion on the appropriate calculation of the VAT position. The current expectation is that CCIBV may have to repay to the Italian tax authority a substantial portion of the VAT previously applied as a credit, amounting to approximately $17 million, including estimated possible penalties and interest.  The discussion with the tax authorities is at an early stage and therefore the ultimate amount that will be paid to the tax authorities in Italy is unknown. The ultimate amount to be paid may differ from the CCIBV’s estimates, and such differences may be material.

Based on an analysis of the quantitative and qualitative factors in accordance with SEC Staff Accounting Bulletins (“SAB”) 99, Materiality, SAB 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in the Current Year Financial Statements and Accounting Standards Codification 250, Accounting Changes and Error Corrections, CCIBV's management concluded that the misstatements were material, individually and in the aggregate, to CCIBV’s prior quarterly and annual financial statements previously furnished on CCOH’s Form 8-K (see Note 1 to the Consolidated Financial Statements as of and for the three and six months ended June 30, 2018 and 2017, furnished herewith as Exhibit 99.1, and Note 1 of the Restated Consolidated Financial Statements as of and for the years ended December 31, 2017 and 2016, furnished herewith as Exhibit 99.2).

As previously disclosed, CCOH concluded that the misstatements were immaterial to prior periods reported, but cumulatively would materially misstate CCOH’s Consolidated Statements of Comprehensive Loss for the three and six months ended June 30, 2018. Accordingly, CCOH corrected the misstatements in the unaudited consolidated financial statements included in its Quarterly Report on Form 10-Q for the three and six months ended June 30, 2018 filed on July 31, 2018.

CCIBV is furnishing herewith as Exhibit 99.1 the Restated Consolidated Financial Statements as of and for the years ended December 31, 2017 and 2016, together with a corresponding Management’s Discussion and Analysis of Financial Condition and Results of Operations. In addition, pursuant to Section 4.03(a)(2) of the Indenture, CCIBV is furnishing herewith as Exhibit 99.2 its unaudited Consolidated Financial Statements as of and for the three and six months ended June 30, 2018 and 2017, together with a Management’s Discussion and Analysis of Financial Condition and Results of Operations for the same periods.

In accordance with General Instruction B.2 of Form 8-K, the information under this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information, including Exhibits 99.1 and 99.2, be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements based on CCIBV’s current management expectations. These forward-looking statements include all statements other than those made solely with respect to historical facts and include, but are not limited to, statements regarding the ongoing investigation at CCIBV’s Italy subsidiary. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. Many of the factors that will determine the outcome of the subject matter of this Current Report on Form 8-K are beyond CCIBV’s ability to control or predict. CCIBV undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1
Restated Audited Consolidated Financial Statements as of and for the years ended December 31, 2017 and 2016 of Clear Channel International B.V and Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.2
Unaudited Consolidated Financial Statements as of and for the three and six months ended June 30, 2018 of Clear Channel International B.V. and Management's Discussion and Analysis of Financial Condition and Results of Operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

August 10, 2018	By:	/s/ Scott D. Hamilton
Scott D. Hamilton
Senior Vice President, Chief Accounting Officer and
Assistant Secretary

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